UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2011

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction
 of incorporation)

1-12935 (Commission File Number)	20-0467835 (IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas (Address of principal executive offices)	75024 (Zip Code)

Registrant’s telephone number, including area code: (972) 673-2000

                                        N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 1 — Registrant’s Business and Operations

     Item 1.01. Entry into a Material Definitive Agreement

On September 1, 2011, Denbury Resources Inc. (“Denbury”) entered into the Sixth Amendment (the “Amendment”) to the Credit Agreement dated March 9, 2010 among Denbury and JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions party thereto (the “Credit Facility”).  Under the Amendment, Denbury may make distributions to its equity holders, including specifically repurchase of its common stock and/or making cash dividends with respect thereto, in an aggregate amount of up to $500 million during the term of the Credit Facility, subject to certain restrictions, including pro forma availability of no less than 25% of the borrowing base at the time of any such transactions.  This amendment provides the Company the flexibility to repurchase its common stock and/or pay cash dividends (within the $500 million limit) from time to time as deemed appropriate by, and subject to pre-approval of, the Company's Board of Directors.  Also on September 1, 2011, the banks reaffirmed the Company's borrowing base of $1.6 billion under the Credit Facility until the next scheduled redetermination, which is scheduled to occur on or around May 1, 2012.

This Current Report on Form 8-K contains only a summary of the Amendment. The summary does not purport to be complete, and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 2 — Financial Information

     Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 above is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
10.1
Sixth Amendment dated September 1, 2011 to Credit Agreement dated March 9, 2010, among Denbury Resources Inc. and JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: September 8, 2011	/s/ Alan Rhoades
Alan Rhoades
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Sixth Amendment dated September 1, 2011 to Credit Agreement dated March 9, 2010, among Denbury Resources Inc. and JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions party thereto.